--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): JANUARY 27, 1999


                             AFC CABLE SYSTEMS, INC.
                ------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

           DELAWARE                   000-23070                 95-1517994
           --------                   ---------                 ----------
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
         of Incorporation)                                   Identification No.)


50 KENNEDY PLAZA, SUITE 1250, PROVIDENCE, RI                     02903
--------------------------------------------                     -----
    (Address of Principal Executive Offices)                   (Zip Code)



       Registrant's Telephone Number, including Area Code: (401) 453-2000


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                            This is Page 1 of 5 Pages.
                         Exhibit Index appears on Page 5.

ITEM 5.           OTHER EVENTS

On January 27, 1999, AFC Cable Systems, Inc., a Delaware corporation ("AFC"), Thomas & Betts Corporation, a Tennessee corporation ("T&B"), and TB Acquisition Corp., a Delaware corporation and a direct wholly-owned subsidiary of T&B ("Merger Subsidiary"), entered into an Agreement and Plan of Merger (the "Merger Agreement"). In accordance with the terms of the Merger Agreement, Merger Subsidiary shall be merged (the "Merger") with and into AFC in accordance with the General Corporation Law of the State of Delaware, whereupon the separate existence of Merger Subsidiary shall cease, and AFC shall be the surviving corporation. In the Merger, each issued and outstanding share of common stock, par value $0.01 per share, of AFC will be converted into the right to receive
0.83 shares of common stock, par value $0.10 per share, of T&B. The Merger Agreement also provides for the payment of a break-up fee equal to $16.0 million under certain circumstances. The transaction is intended to be treated as a tax-free reorganization and to be accounted for as a pooling of interests. The closing of the Merger is subject to customary conditions, including the receipt of regulatory and shareholder approvals. The closing is expected to occur in the second quarter of 1999.

         Concurrently with the execution of the Merger Agreement, Mr. Ralph R. Papitto, Chairman and Chief Executive Officer of AFC, entered into a voting agreement (the "Voting Agreement") whereby Mr. Papitto agreed to vote all shares of AFC owned by him in favor of the Merger and the Merger Agreement.

         The foregoing description is qualified in its entirety by reference to the Merger Agreement and the Voting Agreement which are incorporated herein by reference.


ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)      EXHIBITS.
                  ---------
                  2.1      Agreement and Plan of Merger dated January 27, 1999
                           by and between AFC Cable Systems, Inc., TB
                           Acquisition Corp. and Thomas & Betts Corporation
                           (Incorporated by Reference to Exhibit 2.1 of the
                           Current Report on Form 8-K filed by Thomas & Betts
                           Corporation on February 1, 1999, File No. 001-
                           04682).

                  2.2 Voting Agreement dated January 27, 1999 by and between Ralph R. Papitto and Thomas & Betts
                           Corporation (Incorporated by Reference to Exhibit 2.2 of the Current Report on Form 8-K filed by Thomas &
                           Betts Corporation on February 1, 1999, File No.
                           001-04682).


                  2.3      Agreement to Furnish Copies of Omitted Schedules and
                           Exhibits to the Agreement and Plan of Merger dated
                           January 27, 1999 by and between AFC Cable Systems,
                           Inc., Thomas & Betts Corporation and TB Acquisition
                           Corp.

                  99.1     Press Release dated January 27, 1999 (Incorporated by
                           Reference to Exhibit 20.1 of the Current Report on
                           Form 8-K filed by Thomas & Betts Corporation on
                           February 1, 1999, File No. 001-04682).

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     AFC CABLE SYSTEMS, INC.


                                     By:/S/ RAYMOND H. KELLER
                                        ----------------------------------------
                                          Name:        Raymond H. Keller
                                          Title:       Chief Financial Officer


Date:  February 2, 1999

                                  EXHIBIT INDEX


EXHIBIT NO.       DESCRIPTION OF EXHIBITS
-----------       -----------------------

2.1 Agreement and Plan of Merger dated January 27, 1999 by and between AFC Cable Systems, Inc., TB Acquisition Corp. and Thomas
                & Betts Corporation (Incorporated by Reference to Exhibit 2.1 of the Current Report on Form 8-K filed by Thomas & Betts
                Corporation on February 1, 1999, File No. 001-04682).

2.2             Voting Agreement dated January 27, 1999 by and between Ralph R.
                Papitto and Thomas & Betts Corporation (Incorporated by
                Reference to Exhibit 2.2 of the Current Report on Form 8-K filed by Thomas & Betts Corporation on February 1, 1999, File No. 001-
                04682).

2.3 Agreement to Furnish Copies of Omitted Schedules and Exhibits to the Agreement and Plan of Merger dated January 27, 1999 by and between AFC Cable Systems, Inc., Thomas & Betts Corporation and
                TB Acquisition Corp.

99.1 Press Release dated January 27, 1999 (Incorporated by Reference to Exhibit 20.1 of the Current Report on Form 8-K filed by Thomas & Betts Corporation on February 1, 1999, File No.
                001-04682).